                                                                    Exhibit 99.2

                  AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 5 TO REVOLVING  CREDIT  AGREEMENT (this  "Amendment") is dated as of  February  16,  2006,  by THE  PACIFIC  LUMBER  COMPANY,  a Delaware
corporation  ("Palco"),  THE BRITT  LUMBER  CO.,  INC.,  a Delaware  corporation
("Britt" and together with Palco, the  "Borrowers"),  the Loan Parties signatory hereto,  THE CIT  GROUP/BUSINESS  CREDIT,  INC.,  as  administrative  agent (the
"Administrative  Agent") for itself and the Lenders  under and as defined in the
Credit  Agreement (as hereinafter  defined),  and the Lenders.  Unless otherwise specified  herein,  capitalized  terms  used in this  Amendment  shall  have the meanings ascribed to them by the Credit Agreement.

                                     RECITALS

     WHEREAS,  the  Borrowers,  the  Administrative  Agent and the Lenders  have entered into that certain Revolving Credit Agreement, dated as of April 19, 2005
(as amended, supplemented, restated or otherwise modified from time to time, the
"Credit Agreement");

     WHEREAS,  the parties  hereto have agreed to, among other things,  increase permitted unsecured debt by $2,000,000 which may be used to prepay the Loans;

     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained  herein  and for good and  valuable  consideration,  the  receipt  and sufficiency  of which are  hereby  acknowledged,  the  Administrative  Agent and
Lenders hereby agree as follows:

SECTION 1. Amendment to Section 6.01(i). Section 6.01(i) of the Credit Agreement
is hereby amended and restated to read in its entirety as follows:

     "(i) (A) other unsecured  Indebtedness of Palco to Holdings in an aggregate amount not to exceed  $11,000,000 at any time outstanding in accordance with the terms of that  certain  Subordinated  Intercompany  Note,  dated as of April 19,
2005, executed by Palco, Holdings and the other persons party thereto; provided, however that such unsecured Indebtedness does not mature, and no payments of any kind may be made on or with  respect  thereto,  until six (6)  months  after the
Maturity  Date and (B) other  unsecured  Indebtedness  of the  Borrowers and the
Subsidiaries  in an  aggregate  amount  not  to  exceed  $500,000  at  any  time outstanding."

SECTION 2. Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a) this Amendment shall have been duly executed and delivered by the Borrower, the Loan Parties, the Administrative Agent and each Lender;

(b) the  representations  and  warranties  contained  herein  shall  be true and correct in all respects; and

(c) evidence that the Borrower,  the Loan Parties and the required lenders party to the  Term  Loan  Agreement  have  effectuated  amendments  to the  Term  Loan
Agreement comparable to the amendments set forth in Section 1 hereof.

SECTION 3. Representations and Warranties. In order to induce the Administrative
Agent and each  Lender to enter  into this  Amendment,  each Loan  Party  hereby represents  and  warrants to the  Administrative  Agent and each  Lender,  which representations  and warranties shall survive the execution and delivery of this
Amendment, that:

(a) all of the representations and warranties  contained in the Credit Agreement and in each Loan  Document  are true and  correct  as of the date  hereof  after giving  effect  to this  Amendment,  except  (i) to the  extent  that  any  such representations  and warranties  expressly  relate to an earlier date,  (ii) the existence of an Event of Default which has occurred and is  continuing  (and for the  avoidance of doubt,  such Event of Default is in no respect being waived or cured by this Amendment and the Administrative  Agent continues to fully reserve its rights with respect to such Event of Default in  accordance  with the Notice of Event of Default;  Reservation of Rights, dated February 7, 2005,  previously delivered to Palco) as a result of the breach of Section 6.11 (Minimum  Combined
EBITDA) of the Credit  Agreement  in respect of the period  ending  November 30,
2005 and (iii) breach of Section 6.11  (Minimum  Combined  EBITDA) of the Credit
Agreement  and Term Loan  Agreement  which may occur in  respect  of the  period ending  December  31, 2005,  the  Administrative  Agent  having been  previously notified of items (ii) and (iii);

(b) the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary  corporate action required on its part and this  Amendment,  and the Credit  Agreement is the legal,  valid and binding obligation of such Loan Party enforceable  against such Loan Party in accordance with its terms,  except as its  enforceability  may be affected by the effect of bankruptcy, insolvency, reorganization,  moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the  execution,  delivery and  performance of this Amendment by such
Loan Party,  the performance by such Loan Party of the Credit  Agreement nor the consummation of the transactions  contemplated  hereby does or shall contravene, result  in a breach  of,  or  violate  (i) any  provision  of any  Loan  Party's certificate or articles of incorporation  or bylaws or other similar  documents, or agreements,  (iii) any law or regulation, or any order or decree of any court or government instrumentality,  or (iii) any indenture, mortgage, deed of trust, lease,  agreement  or other  instrument  to which  any Loan  Party or any of its
Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their  property  is bound,  except in any such  case to the  extent  such conflict or breach has been waived  herein or by a written  waiver  document,  a copy of which has been delivered to  Administrative  Agent on or before the date hereof; and

(d) other than as described  in Section  3(a)(ii)  above,  no event has occurred which has resulted,  or would result in, the occurrence of a Default or Event of
Default.

SECTION 4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically  set forth above,  the Credit Agreement and the other
Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b) The  amendment  set forth  herein is  effective  solely for the purposes set forth herein and shall be limited precisely as written,  and shall not be deemed to (i) be a consent to any amendment,  waiver or  modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as
a  waiver  or  otherwise   prejudice  any  right,   power  or  remedy  that  the
Administrative Agent or the Lenders may now have or may have in the future under or in connection  with the Credit  Agreement or any other Loan Document or (iii)
constitute  a  waiver  of any  provision  of the  Credit  Agreement  or any Loan
Document,  except as specifically  set forth herein.  Upon the  effectiveness of this  Amendment,  each  reference in the Credit  Agreement to "this  Agreement",
"herein",  "hereof"  and words of like import and each  reference  in the Credit
Agreement and the Loan Documents to the Credit  Agreement  shall mean the Credit
Agreement as amended  hereby.  This  Amendment  shall be construed in connection with and as part of the Credit Agreement.

SECTION  5.  Costs And  Expenses.  As  provided  in  Section  9.05 of the Credit
Agreement,  the Borrower agrees to reimburse  Administrative Agent for all fees, costs,  and expenses,  including the  reasonable  fees,  costs,  and expenses of counsel or other advisors for advice,  assistance,  or other  representation  in connection with this Amendment.

SECTION 6. Reaffirmation of Guaranties. The Loan Parties signatory hereto hereby reaffirm their Guarantees of the Obligations, taking into account the provisions of this Amendment.

SECTION 7.  GOVERNING  LAW.  THIS WAIVER  SHALL BE GOVERNED BY AND  CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings.  Section headings in this Amendment are included herein for convenience of reference  only and shall not  constitute  part of this Amendment for any other purposes.

SECTION  9.  Counterparts.  This  Amendment  may be  executed  in any  number of counterparts,  each of which when so executed  shall be deemed an original,  but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

     IN WITNESS  WHEREOF,  the parties  hereto have executed and delivered  this
Amendment as of the date first written above.

                                      BORROWERS:

                                      THE PACIFIC LUMBER COMPANY

                                      By:      /s/ Gary L. Clark
                                          --------------------------------------
                                      Name:    GARY L. CLARK
                                            ------------------------------------
                                      Title:   VP, Finance & Administration and CFO

                                      BRITT LUMBER CO., INC.

                                      By:      /s/ Gary L. Clark
                                          -------------------------------------
                                      Name:    GARY L. CLARK
                                            -----------------------------------
                                      Title:   VP Finance & Administration and CFO

                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Administrative Agent and Lender

                                      By:      /s/ Anthony Lavinio
                                          -------------------------------------
                                      Name:    ANTHONY LAVINIO
                                            -----------------------------------
                                      Title:   Vice President
                                             ----------------------------------

     IN WITNESS  WHEREOF,  this  Amendment has been duly executed as of the date first written  above by below Persons in their  capacity as Loan Parties and not as a Borrower.

                                       SALMON CREEK LLC

                                       By:      /s/ Gary L. Clark
                                           ----------------------------------------
                                       Name:    GARY L. CLARK
                                             --------------------------------------
                                       Title:   President and CEO
                                              ----------------------------------

                                       SCOTIA INN INC.

                                       By:      /s/ Gary L. Clark
                                           -------------------------------------
                                       Name:    GARY L. CLARK
                                             -----------------------------------
                                       Title:   VP Finance & Administration and CFO

                                       MAXXAM GROUP INC.

                                       By:      /s/ Gary L. Clark
                                           -------------------------------------
                                       Name:    GARY L. CLARK
                                             -----------------------------------
                                       Title:   Vice President and CFO